                                                                     EXHIBIT 4.1

                             CERTIFICATE OF STOCK

       NUMBER                                               SHARES
       PS

                           PERISCOPE SPORTSWEAR, INC.

INCORPORATED UNDER THE LAWS                            CUSIP 71400R 10 7
  OF THE STATE OF DELAWARE
                                                        SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

THIS CERTIFIES THAT



is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.001
                                 PER SHARE OF
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transferable on the books of the corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of the Certificate properly endorsed.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar:

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

     Dated:


COUNTERSIGNED AND REGISTERED
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                        TRANSFER AGENT
                                        AND REGISTRAR

BY


                                     AUTHORIZED SIGNATURE


                               [CORPORATE SEAL]


             SECRETARY                                         PRESIDENT

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                          PERISCOPE SPORTSWEAR, INC.

   The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common
TEN ENT- as tenants by the entireties
JT TEN-  as joint tenants with right of
         survivorship and not as tenants
         in common

UNIF GIFT MIN ACT _______ Custodian _______
                   (Cust)           (Minor)
           under Uniform Gifts to Minors
           Act _____________
                  (State)
    Additional abbreviations may also be used though not in the above list.


For value received, the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________


                                 ____________________________________________
                          NOTICE:THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.


Signature(s) Guaranteed:


________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.